UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [   ]

Check the appropriate box:

Preliminary Proxy Statement   [   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))   [   ]

Definitive Proxy Statement   [X]

Definitive Additional Materials    [   ]

Soliciting Material Pursuant to § 240.14a-12   [   ]

BAKKEN RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.
[ ]	$125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BAKKEN RESOURCES, INC.

1425 Birch Ave., Suite A

Helena, MT 59601

PH: (406) 442 9444

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, NOVEMBER 10, 2014

To our Stockholders:

The 2014 annual meeting of the stockholders of Bakken Resources, Inc. (the “Company”) will be held at the Wingate by Wyndham, located at 2007 N. Oakes St., Helena, Montana 59601 on November 10, 2014 at 9:00 A.M., Mountain Time, for the following purposes:

1.	To elect five directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

2.	To ratify the appointment of Malone Bailey, LLP (“Malone Bailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3.	To approve the advisory resolution on the named executive officer and to transact such other business as may properly be brought before the meeting or any adjournment thereof.

The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to stockholders except as may be required by our by-laws.  Stockholders of record at the close of business on September 30, 2014 are entitled to notice of, and to vote on, all matters at the meeting and any reconvened meeting following any adjournments thereof.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 is also enclosed.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as soon as possible. No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors

/s/ Val M. Holms
Val M. Holms Chief Executive Officer and President

October 6, 2014

BAKKEN RESOURCES, INC.

1425 Birch Ave., Suite A

Helena, MT 59601

PH: (406) 442 9444

ANNUAL MEETING

TO BE HELD ON NOVEMBER 10, 2014

PROXY STATEMENT

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of Bakken Resources, Inc. (the “Board” or “Board of Directors”) with its principal executive offices and mailing address at 1425 Birch Ave., Suite A, Helena, MT 59601 (“Bakken” or the “Company”) to be voted at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 10, 2014 at the Wingate by Wyndham located at 2007 N. Oakes Street, Helena, Montana 59601 at 9:00 A.M., Mountain Time, and any adjournment thereof.  References in this proxy statement to the “Company,” “we,” “our,” and “us” are to Bakken Resources, Inc.

This proxy statement and the accompanying proxy are being delivered to stockholders on or about October 6, 2014.

Record Date

Holders of record of our shares of common stock, par value $0.001 per share (“Common Stock”), our only class of issued and outstanding voting securities, at the close of business on September 30, 2014 (the “Record Date”) are entitled to vote at the Annual Meeting.  There were 56,733,652 shares of Common Stock outstanding as of the Record Date.  Each stockholder is entitled to one vote for each share of Common Stock registered in his or her name on the Record Date.

Quorum

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Meeting is necessary to constitute a quorum.  Votes withheld from any nominee for election as a director, abstentions and broker "non-votes" are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Required Vote

Stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders; the stockholders do not have any cumulative voting rights.

Election of Directors.  The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Meeting, and votes withheld will not be counted toward the achievement of a plurality.

Ratification of Auditors.  The affirmative vote of a majority of the shares entitled to vote on such matter is required for the ratification of the appointment of the Company’s independent auditors.

The vote on each proposal submitted to stockholders is tabulated separately.  Abstentions are included in the number of shares present and voting on each proposal.  Broker non-votes are not considered for the particular proposal and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of votes from which the majority is calculated.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 calendar days preceding the Annual Meeting.

Voting by Proxy

All shares represented by a proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If a stockholder does not indicate a choice on the proxy card, the shares will be voted in favor of the election of the nominees for director contained in this Proxy Statement, in favor of ratifying Malone Bailey as the Company’s independent registered public accountants for the 2014 fiscal year and in the discretion of the proxy holders on any other matter that comes before the meeting.

If your shares are held by a broker, bank or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in “street name”), you may receive a separate voting instruction form with this Proxy Statement. Your broker may vote your shares on the proposal to ratify our independent auditors, but will not be permitted to vote your shares with respect to the election of directors unless you provide instructions as to how to vote your shares. Please note that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

Proxy Revocation Procedure

A proxy may be revoked at any time before it has been exercised (i) by written notice of revocation given to the Secretary of the Company, (ii) by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy (provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy before the vote is taken), or (iii) by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Voting Results

We will announce preliminary voting results at the annual meeting. We will report final results in a Form 8-K filed with the Securities and Exchange Commission.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors

The Company’s business is managed under the direction of its Board of Directors.  The Board of Directors has designated as nominees for re-election five directors currently serving on the Board.  See “Information about Director Nominees” below for profiles of the nominees.  After the election of the directors at the meeting, the Company’s Board will continue to have five directors.

In addition to the information regarding our directors and skills that led our Board to conclude that the individual should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. The Board believes that re-electing these incumbent directors will promote stability and continuity.  The Board expects that such directors will continue making substantial contributions to the Company by virtue of their familiarity with, and insight into, the Company’s affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  The Company has no reason to believe that any nominee will be unavailable.  If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select.

Nominees for Director

The following persons have been nominated by the Board of Directors for re-election to the Board of Directors at the Annual Meeting:

Name	Age	Position
Val M. Holms	67	Chief Executive Officer, President and Director

Karen S. Midtlyng	56	Secretary and Director

Herman R. Landeis	81	Director

Bill M. Baber	62	Director

Louis J. Mazzullo	63	Director

Information about Director Nominees

Information concerning all director nominees appears below.  Directors are being elected for a period of one year and thereafter serve until the next annual meeting at which time their successors are duly elected by the stockholders.  Officers and other employees serve at the will of the board of directors and hold office until their death, resignation or removal from office.

Val M. Holms – 67, Chief Executive Officer, President and Director.  After being honorably discharged from the United States Marine Corps, 4th Force Reconnaissance Division in Vietnam in 1969, he was the founder, sole owner and operator of Holms Building Services, Inc., a licensed general contracting company based in Missoula, Montana until 1984. Beginning in 1971 until the present, Mr. Holms has been a private investor, a part time independent land man, organized several oil and gas limited partnerships, purchased and sold mineral leases, and arranged various oil and gas joint ventures in Montana, Oklahoma, Texas, and North Dakota.  From 1984 to 1988, he attended Rhema Bible Institute and received a degree in Theology.  Mr. Holms and his wife Mari Holms are the managing members of Holms Energy, LLC.

Karen S. Midtlyng – 56, Secretary and Director.  Ms. Midtlyng has an associate degree from the University of Montana, Helena College of Technology.  From 1978 to 2005, she was employed by U.S. Geological

Survey (U.S.G.S.), Water Science Center, Helena, MT.  During her 27 years with the U.S.G.S. she was responsible from start to finish production of several U.S.G.S. scientific reports, fact sheets and electronic documents and co-authored several U.S.G.S. publications.  From 2005 to present, she has been engaged as an independent consultant in providing services for small business in the Helena area where she assists in the establishing and implementation of business processes.

Herman R. Landeis – 81, Director.  Mr. Landeis was the Western Region Tax Manager for Marathon Oil Corporation, based out of Casper, Wyoming, from 1972 until he retired in 1992.  Previously, Mr. Landeis worked as a professional Draftsman for Marathon Oil Corporation from 1955 until 1972, except for a two year leave of absence to serve in the Military (Army), from which he was honorably discharged.  As a Tax Manager for Marathon Oil Corporation, he was responsible for and managed a variety of financial matters related to property tax negotiations, valuation of company owned assets and property, and conducting various financial analysis on operations in the Western United States.  These properties included the Interstate Pipeline running from Montana to Missouri, properties in Alaska, five off-shore platforms and numerous operating oil and gas properties in the Western United States.  Since his retirement in 1992, he has acted as a consultant to the oil and gas industry related to special projects involving tax matters, appraisals and valuation of property.  Mr. Landeis received a Certified License as a Professional Appraiser from the University of Nebraska in 1972.

Bill M. Baber – 62, Director.  Mr. Baber has 37 years of experience in the field of drilling, completing, operating and maintenance of oil and gas wells.  In addition, Mr. Baber also provides sources and arranges for the maintenance of oil/gas rigs and other heavy machinery used in drilling operations.  Mr. Baber regularly consults with clients on drilling operations and regulatory requirements.  For the past 15 years, Mr. Baber has conducted his business through his entity, Bill M. Baber Oil Field Equipment.

Louis J. Mazzullo – 63, Director.    Mr. Mazzullo has been a geologist in the natural resources industry since the late 1970s.  Mr. Mazullo currently is the President and Chief Certified Petroleum Geologist for Mazzullo Energy Corp. providing specialized geological advisory and project services in oil, gas and uranium exploration and development to various petroleum companies.  Some of his positions have included being senior geologist in the Permian Basin to Brigham Exploration Company, and Western US Exploration Manager to Ameristate Exploration, LLC.  Mr. Mazzullo has received many professional honors and awards throughout his career, including the Monroe Cheney Science Award, and the Dedicated Service Award, West Texas Geological Society.  He has been a registered member of American Association of Petroleum Geologists since 1977.  Mr. Mazzullo holds a Bachelor of Science degree in Geology (Cum Laude with honors) of Geology from Brooklyn College, City University of New York, Masters of Science degree in Earth and Space Science from State University of New York and Masters of Science degree in Geophysical Sciences from the University of Chicago.

Family Relationships

There are no family relationships between any of the officers and directors.

Vote required

Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned five nominees. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy. Directors will be elected at the meeting by a plurality of the votes cast. Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE

(ITEM 1 ON THE ENCLOSED PROXY CARD).

CORPORATE GOVERNANCE MATTERS

General

During the year ended December 31, 2013, the Board of Directors met 4 times. The Company did not have any committees in 2014 and the functions typically reserved to the audit committee, compensation committee and the corporate governance committee is conducted on behalf of the Company by the Board. The Company formed a Compensation Committee in 2014 and the Compensation Committee met 2 times in 2014.

Code of Business Conduct and Ethics

The Company adopted a Code of Business Conduct and Ethics for Directors, Officers and Employees and a Code of Ethics for the CEO and Senior Financial Officers, copies of which are filed as Exhibit 14.1 and Exhibit 14.2, respectively, to Form S-1 filed with the Securities and Exchange Commission on February 26, 2009.

Director Independence

The Company currently has three “independent directors” as determined by its Board of Directors, and three non-independent directors.  In assessing director independence, the Company follows the criteria of the Nasdaq Stock Market Listing Rule 5605(a)(2).  The Company’s current independent directors are Herman R. Landeis, Bill M. Baber and Louis J. Mazzullo.

Director Attendance at Annual Meeting

The Company encourages members of the Board of Directors to attend annual meetings.  Part of that encouragement from the Company consists of a reimbursement policy.  The Company reimburses directors for reasonable out-of-pocket expenses incurred by directors in attending an annual meeting.

Audit Committee and Financial Expert

The Company has yet to establish an Audit Committee, however our directors and Chief Financial Officer (Dan Anderson) perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management’s administration of the system of internal accounting controls. One of the Company’s directors, Mr. Landeis, has financial and/or prior experience in serving on committees of public companies.

Compensation Committee; Compensation Committee Interlocks and Insider Participation

The Company currently has a Compensation Committee.  The members of the Compensation Committee are Mr. Landeis and Mr. Baber.  The Compensation Committee meets on a regular basis and is responsible for making compensation recommendations to the Board for the Company’s management.  Currently, management of the Company consists of two full-time and one part time employee.  In the event of any executive-level employee hire (excluding the CEO position), the Compensation Committee and non-management directors review proposed compensation arrangements of such proposed employee and approve material terms of such arrangements.

None of our current directors has or had any related party transaction relationship with the Company of a type that is required to be disclosed under Item 404 of Regulation S-K.  None of our executive officers serves as a member of the board of directors of any entity that has one or more executive officers serving as a member of our Board of Directors.   One of our independent directors, Mr. Mazzullo, is expected to perform services for the Company in connection with one of the Company’s projects located in Idaho.  The Board will continue to evaluate Mr. Mazzullo’s independence of any such arrangements and the Company intends to continue to make any required disclosures as a result of such arrangements.

Our non-employee directors may receive stock option grants as compensation for their services as directors pursuant to individual stock option agreements.  Our employee directors do not receive additional compensation for their services as directors.  All of our directors are reimbursed for their reasonable expenses in attending Board meetings.

Director Nomination Process

The Board of Directors does not have a nominating committee; rather the process of selecting nominees for election as directors is carried by the entire Board of Directors because the entire Board can do a more efficient job of overseeing the nomination process than just our three independent directors.  The Board of Directors’ responsibilities include among other things: (i) identifying individuals qualified to become Board members; (ii) recommending to the Board those individuals that should be nominees for election or re-election to the Board or otherwise appointed to the Board (with authority for final approval remaining with the Board); and (iii) developing criteria for evaluating prospective candidates to the Board.

The Board of Directors may identify potential Board candidates from a variety of sources, including recommendations from current directors or management or any other source the Board deems appropriate.  The Board may also engage a search firm or a consultant to assist it in identifying, screening and evaluating potential candidates.  The Board has been given sole authority to retain and terminate any such search firm or consultant.

In considering candidates for the Board, the Board evaluates the entirety of each candidate’s credentials.  The Board considers, among other things: (i) business or other relevant experience; (ii) expertise, skills and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints, backgrounds, expertise, skills and experience; (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized Board committees.

Board Leadership Structure

Val M. Holms currently serves both as Chairman of our Board of Directors and as Chief Executive Officer.  Given the background and expertise of Mr. Holms, the current operations of the Company and the small size of the overall management and Board structure, the Company and the Board feel it appropriate to have the CEO and Chairman offices be held by the same person.  The Company currently has not specifically designated a lead independent director.  The independent directors (3 of the 5 current members of the Board), have both general and specific areas of expertise which are intended to complement the Company’s business.  Our current independent board consists of an oil field operator, landman, retired appraiser and tax manager of a large oil and gas company and a current certified petroleum geologist.  A specific Board member will assume a leading role in any project requiring specific input from a certain member of the Board and such Board member will be responsible for communicating to the management and the rest of the Board any results and/or recommendations.  The Board intends to carefully evaluate from time to time whether our Chief Executive Officer and Chairman positions should remain separate based on what the Board believes is best for the Company and its stockholders.

Board Oversight of Risk

The Board is actively involved in the oversight of risks that could affect the Company. The Board as a whole has responsibility for risk oversight of the Company’s risk management policies and procedures.  The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s day-to-day business operations. The Company conducts periodic comprehensive Board meetings and encourages informal meetings or calls on an as requested or as needed basis.

Communications with the Board of Directors

The Board desires that the views of stockholders will be heard by the Board, its committees (if any) or individual directors, as applicable, and that appropriate responses will be provided to stockholders on a timely basis.  The Board believes that informal communications are currently sufficient to communicate questions, comments and observations that could be useful to the Board.  However, stockholders wishing to formally communicate with the Board may send communications directly to the Company at 1425 Birch Ave. Suite A; Helena, MT 59601, Attention: Corporate Secretary.  Such communications will be screened by the Corporate Secretary for appropriateness before either forwarding to or notifying the members of the Board of receipt of a communication.

Please note that the foregoing procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.  For information concerning stockholder proposals, see “Stockholder Proposals for the 2014 Annual Meeting” on page 13 of this proxy statement.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF MALONE BAILEY AS THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY

Malone Bailey has served as the Company’s independent registered public accounting firm and audited the accounts of the Company since June 9, 2010.  The Board of Directors has appointed Malone Bailey as the independent registered accountants for the fiscal year ending December 31, 2014.

A representative of Malone Bailey is expected to be available at the Annual Meeting and will have an opportunity to make a statement if he or she desires.  The representative is also expected to be available to respond to appropriate questions from stockholders.

Fees Billed to the Company by Auditors during Fiscal Years 2011 and 2012.

Set forth below is certain information concerning fees billed to us by Malone Bailey in respect of services provided in 2012 and 2013.

	2013	2012

Audit Fees	$27,665.00	$31,000.00
Audit-related Fees	0	0
Tax Fees	0	0
All Other Fees	32,800.0	20,556.00

Total	$63,800.00	$48,221.00

Audit Fees. For the years ended December 31, 2012 and 2013, the aggregate fees billed for professional services rendered for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports, and services provided in connection with regulatory filings were $48,221 and $63,800, respectively.

Audit Related Fees. For the years ended December 31, 2012 and 2013, there were no fees billed for professional services by our independent auditors for assurance and related services.

Tax Fees. For the years ended December 31, 2012 and 2013, there were no fees billed for services related to tax return preparation and tax planning.

All Other Fees. For the years ended December 31, 2012 and 2013, fees for reviews of the Company’s quarterly financial statements totaled $20,556 and $32,800, respectively.

Pre-Approval of Audit and Non-Audit Services

We do not at this time have an audit committee.  Our Board of Directors (in lieu of an audit committee) pre-approves the engagement of our principal independent accountants to provide audit and non-audit services. Section 10A(i) of the Securities Exchange Act of 1934 prohibits our auditors from performing audit services for us as well as any services not considered to be “audit services” unless such services are pre-approved by the Board of Directors (in lieu of an audit committee) or unless the services meet certain minimum standards.

Vote required

Submission of the appointment to stockholder approval is not required.  However, the Board of Directors will reconsider the appointment if it is not approved by stockholders.  The appointment will be deemed ratified if a majority of the shares entitled to vote on this matter votes in favor of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF MALONE BAILEY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014

(ITEM 2 ON THE ENCLOSED PROXY CARD).

EXECUTIVE COMPENSATION

Executive Compensation

This executive compensation section discloses the compensation awarded to or earned by the Company’s  “named executive officers” (NEO) during the fiscal year 2013.  Our only NEO is Val Holms, our CEO and President.

We intend to hold our first non-binding advisory vote regarding compensation of our NEO during our 2014 Annual Meeting of Stockholders, and expect to hold our next vote at our 2017 Annual Meeting of Stockholders.

Summary Compensation Table

The following table provides information regarding the compensation earned during fiscal 2013 and 2012 by the named executive officers of the Company.  Other than as set forth below, no executive officer’s salary and bonus exceeded $100,000 for the fiscal years 2013 or 2012.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All other Compensation ($) (i)	Total ($) (j)
Val M. Holms Pres, CEO, & Dir.	2013	180,000	0	0	0	0	–	0	180,000
Val M. Holms Pres, CEO, & Dir.	2012	180,000	0	0	0	0	–	0	180,000

Shareholders present in person or by proxy at the annual meeting will be asked to give an advisory vote to approve the compensation paid to the Company’s named executive officer in accordance with Securities Exchange Act Rule 14a-21.

Narrative Disclosure to Summary Compensation Table

Mr. Val M. Holms, President and CEO of the Company was appointed to his executive position on December 1, 2010. Mr. Holms’ annual salary of $180,000 was agreed to be paid by the Company pursuant to his Employment Agreement entered into on February 1, 2011.

Outstanding Equity Awards at Fiscal Year End

There have been no options awards or equity awards given to any executive officers of the Company since inception on June 6, 2008, through the fiscal year ended December 31, 2013.

PROPOSAL THREE: ADVISORY RESOLUTION ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, which was enacted in July 2010, and the applicable SEC rules require the Company to provide its stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of the named executive officer (NEO) as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules.

Section 14A of the Exchange Act requires that, at least once every six years, the company submit for an advisory stockholder vote a proposal on the frequency of the stockholder vote on executive compensation. A proposal on the frequency of the stockholder vote on executive compensation has not yet been submitted to stockholders.

The vote on this resolution is not intended to address any specific element of compensation. Rather, the vote relates to the compensation of the NEO as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, meaning that the results are not binding on the Company or the Board of Directors. However, the Board will take into account the outcome of the vote when considering future executive compensation arrangements.

Accordingly, the Company asks that stockholders approve the following resolution at the Annual Meeting of the Stockholders:

“RESOLVED, that the compensation paid to Bakken Resources, Inc.’s named executive officer, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS GIVE AN ADVISORY VOTE APPROVING THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICER

(ITEM 3 ON THE ENCLOSED PROXY CARD).

Compensation of Directors

Our directors have not received fees or cash compensation for their services prior to 2014, but each independent director received $2,500 for each year of service in 2014. Directors are reimbursed for their actual out-of-pocket expenses associated with attending meetings and carrying out their obligations as directors.

William Baber was granted 250,000 options in 2012. One-third of the options vested upon date of grant with the remaining options vesting monthly over a two year period.  The grant date fair value of each award was determined to be $200,274.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s outstanding common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of Forms 3, 4 and 5 furnished to us and on written representations from certain reporting persons, we believe that the directors, executive officers, and our greater than 10% beneficial owners have complied in a timely manner with all applicable filing requirements for the fiscal year ended December 31, 2013.

Security Ownership of Certain Beneficial Owners and Management.

The following table presents information about the beneficial ownership of our common stock on September 30, 2014, held by our directors and executive officers and by those persons known to beneficially own more than 5% of our capital stock.  The percentage of beneficial ownership for the following table is based on 56,735,350 shares of common stock outstanding as of September 30, 2014.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes (unless footnoted) shares of common stock that the stockholder has a right to acquire within 60 days after April 15, 2014, through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Name of Beneficial Owner (1)	Number of Shares	Percent of Outstanding Shares of Common Stock (2)

Val M. Holms – CEO, President, Director, and Nominee	26,350,000 (3)	46.83%
Karen S. Midtlyng – Secretary, Director and Nominee	2,250,000 (4)	3.97%
Herman R. Landeis – Director and Nominee	250,000 (5)	*
Bill M. Baber – Director and Nominee	145,838 (6)	*
W. Edward Nichols – Director and Nominee	145,838 (7)	*
Louis J. Mazzullo – Director and Nominee	–	–
*Less than one percent.

1.

As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).  The address of each person is care of the Company at 1425 Birch Ave. Suite A; Helena, MT 59601.

2.	Figures are rounded to the nearest tenth of a percent.
3.	Includes 26,350,000 shares held directly

4.	Includes 2,250,000 shares held directly

5.	Includes 250,000 shares held directly

6.

Includes 83,333 vested shares of restricted shares and 60 days of vested shared as of April 15, 2014.  Stock options totaling 250,000 options were granted on March 20, 2012, with 1/3 vesting immediately and the remaining 2/3 vesting over a 24 month period.

7.

Includes 83,333 vested shares of restricted shares and 60 days of vested shared as of April 15, 2014.  Stock options totaling 250,000 options were granted on March 20, 2012, with 1/3 vesting immediately and the remaining 2/3 vesting over a 24 month period

Change in Control

We are unaware of any contract, or other arrangement or provision of our Articles or By-laws, the operation of which may at a subsequent date result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions With Related Persons

On July 3, 2012, the Company purchased a 17% working interest in an oil well located in Archer County, Texas for a price of $68,000 cash from Holms Energy Development Corp. (“HEDC”).  HEDC is controlled by Val Holms, our CEO.  This transaction was reviewed by the Company’s independent directors and approved by our Board, with Mr. Holms recusing himself from such Board vote.

Policy and Procedures Governing Related Person Transactions

The Company does not at this time have an audit committee.  The current policy and procedures of the Company with respect to related party transactions requires the following:

•

Any officer of the Company who wishes to engage in any potential transaction involving related parties shall contact the Company’s general counsel to review details regarding the proposed transaction;

•

The Company’s outside general counsel shall be responsible for evaluating the transaction to determine if such transaction is reasonably likely to be a related party transaction;

•

Prior to entry into any such potential related party transaction, management of the Company shall prepare either a draft of such transaction documents or reasonably adequate documentation describing material terms of such transaction for review by the Board;

•

The Board, through a special or scheduled meeting, shall consider the terms of such proposed transaction and vote to either approve, disapprove or approve subject to conditions such proposed transaction (any related party member of the Board is not permitted to vote although such member is counted for purposes of determining a quorum necessary for a Board meeting);

•

Management of the Company is typically authorized to carry out the resolutions of the Board relating to any potential related party transaction; and

•

All our directors and executive officers are required to report to the outside general counsel of the Company of any potential conflicts of interest or transactions with related persons.  Management has established procedures for monitory transactions that could be subject to approval or ratification by the Board of Directors.

OTHER MATTERS

The management of the Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described above.  However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This proxy statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor.

The Company may consider the engagement of a proxy solicitation firm.  Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact.  They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Stockholders interested in submitting a proposal for consideration at our 2014 annual meeting must do so by sending such proposal to Bakken Resources, Inc. at 1425 Birch Ave., Suite A, Helena, MT 59601, Attention: Karen S. Midtlyng, Corporate Secretary. Under the Security and Exchange Commission’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2014 annual meeting is April 18, 2014. Accordingly, in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2014 annual meeting, any such stockholder proposal must be received by our Corporate Secretary on or before April 18, 2014, and comply with the stock ownership and other procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934. Any stockholder proposal received after April 18, 2014 will be considered untimely, and will not be included in our proxy materials. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our board of directors will review all stockholder proposals and make recommendations for actions on such proposals.

ANNUAL REPORTS

Our 2013 Annual Report to Stockholders, which contains our Annual Report on Form 10-K, including its financial statements for the year ended December 31, 2013, accompanies this proxy statement.  The Company’s Annual Report on Form 10-K for the year ended December 31, 2013 will also be made available, free of charge, to interested stockholders upon written request to Karen S. Midtlyng, Secretary, 1425 Birch Ave. Suite A; Helena, MT 59601, telephone (406) 442-9444.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Val M. Holms

Val M. Holms

Chief Executive Officer and President

October 6, 2014

ANNUAL MEETING OF STOCKHOLDERS OF BAKKEN RESOURCES, INC.

1425 Birch Ave., Suite A

Helena, MT 59601

PH: (406) 442 9444

November 10, 2014

TO RETURN YOUR PROXY:  Please date, sign and mail your original proxy card in the envelope provided as soon as possible. If you cannot mail in your proxy in time for the Annual Meeting you may either email the completed and scanned proxy to tiffany@natco.org or fax your completed proxy to 775-322-5623 (fax), attention: Tiffany Erickson, NATCO.  If you choose to email or fax, please be sure to also mail in the original proxy for our records.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Val M. Holms and Dan Anderson, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of Bakken Resources, Inc. (the “Company”) to be held at the Wingate by Wyndham, located at 2007 N. Oakes St., Helena, Montana 59601, November 10, 2014 at 9:00 A.M. Mountain Time, and at any adjournment or postponements thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may come before the meeting.

If any other business may properly come before the meeting the proxies are authorized to vote in their discretion, provided that they will not vote in the election of directors for any nominee(s) for whom authority to vote has been withheld. Cumulative voting does not apply.

ANNUAL MEETING OF STOCKHOLDERS OF

BAKKEN RESOURCES, INC.

NOVEMBER 10, 2014

TO RETURN YOUR PROXY:  Please date, sign and mail your original proxy card in the envelope provided as soon as possible. If you cannot mail in your proxy in time for the Annual Meeting you may either email the completed and scanned proxy to tiffany@natco.org or fax your completed proxy to 775-322-5623 (fax), attention: Tiffany Erickson, NATCO.  If you choose to email or fax, please be sure to also mail in the original proxy for our records.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.	Election of Directors

NOMINEES:
[ ]	FOR ALL NOMINEES	[ ]	Val M. Holms
		[ ]	Karen S. Midtlyng
[ ]	WITHHOLD AUTHORITY	[ ]	Herman R. Landeis
	FOR ALL NOMINEES	[ ]	Bill M. Baber
		[ ]	Louis J. Mazzullo

[ ]	FOR ALL EXCEPT
(See instructions below)

NOTE: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold your vote, as shown here: [X]

		FOR	AGAINST	ABSTAIN

2.	Ratification of the appointment of Malone Bailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013	[ ]	[ ]	[ ]

		FOR	AGAINST	ABSTAIN

3.	Advisory approval of the Company’s named executive officer compensation	[ ]	[ ]	[ ]

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is indicated, the proxy will be voted for the election of directors, for approval of proposal 2 and for approval of proposal 3.

Printed Name Exactly As It Appears On Stock Certificate:	Certificate Number (s):
Total Number of Shares Held:
Signature of Stockholder:	…………………………………………. Title (if any):	Date:
Signature of Stockholder:	…………………………………………. Title (if any):	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder must sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.